UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 31, 2007

SIBLING ENTERTAINMENT GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

333-60958	13-3963541
Commission File Number)	(IRS Employer Identification No.)

511 West 25th Street Suite 503 New York, New York 10001	(212) 414-9600
(Address of Principal Executive Offices)	(Telephone Number including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective May 31, 2007, Sibling Entertainment Group, Inc., a New York corporation (the "Company") accepted the resignation by Mr. William Plon (“WP”) as the Company’s Chief Financial Officer. The Company and WP mutually agreed to rescind WP’s employment agreement dated December 13, 2006 (the “Employment Agreement”), and for the Company to simultaneously enter into a consulting agreement with WP (the "Consulting Agreement”). Under the terms of the Consulting Agreement, WP shall provide services to help develop the Company’s growth and assist in special projects.

Effective May 31, 2007, the Board of Directors appointed James S. Cardwell (“JC”) current Chief Operating Officer, as Chief Financial Officer.

Item 9.01 – Financial Statements and Exhibits.

(d)	EXHIBITS

Exhibit No. 10.01	Rescission Agreement, William F. Plon as CFO
Exhibit No. 10.02	Consulting Agreement, William F. Plon
Exhibit No. 10.03	Original Employment Agreement, William F. Plon, CFO
Exhibit No. 10.04	General Release, William F. Plon,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBLING ENTERTAINMENT GROUP, INC.
Dated: June 1, 2007	By:	/s/ James S. Cardwell

James S. Cardwell